SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by rule 14c-5(d)(2))

[X]    Definitive Information Statement


               CHEROKEE INVESTMENTS, INC.
     (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

No Fee Required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock

     2) Aggregate number of securities to which transaction applies: 1,200,000 shares

     3) Per unit price or other underlying value of Transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  Value: $0.10 per share times 1,200,000 shares
                  Times 0.00025 resulted in $30.00

     4)   Proposed maximum aggregate value of transaction: $120,000

     5)   Total fee paid: $100.00

Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                    CHEROKEE INVESTMENTS, INC.
                    11601 East Lusitano Place
                      Tucson, Arizona 85748
                         May 10, 2002

The enclosed information statement is being furnished to shareholders of record on May 6, 2002, of Cherokee Investments, Inc., a Wyoming corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposal:

1. Approval and adoption of a merger agreement whereby Cherokee Investments will acquire Rochester Portable Specialists, Inc. A copy of the merger agreement is enclosed as Appendix A. Shareholders are entitled to assert dissenter's rights under Wyoming Statutes Sections 17-16-1301 through 17-16-1331, a copy of which is enclosed as Appendix B; and

2. Amend our articles of incorporation to change our name to Crescent Moon, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced merger agreement and has determined that the consideration to be paid is fair for our acquisition of Rochester Portable Specialists, Inc. All such actions will become effective on the closing date of the merger agreement.

The holder of 80% of our common stock has executed a written consent in favor of the above items. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

By Order of the Board of Directors
/s/
Daniel L. Hodges
Chairman of the Board
Tucson, Arizona
May 10, 2002

INFORMATION STATEMENT
TABLE OF CONTENTS



Item 1.  Information Required by Items of Schedule 14A

Item 2.  Statement that Proxies are Not Solicited

Item 3.  Interest of Certain Person in or Opposition to Matters to be Acted Upon

Item 4.  Proposals by Security Holders

Item 5.  Delivery of Documents to Security Holders Sharing an Address

SUMMARY OF INFORMATION STATEMENT

The following summary highlights selected information from the entire information statement and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the combination. In particular, you should read the acquisition agreement, which is attached as Annex A. When we refer to "pro forma" financial results, we mean our financial results as if the combination with Rochester Portable Specialists and the issuance of the shares described below had occurred at the beginning of the relevant time period.

The Companies

We were organized under the laws of the state of Wyoming in 1997. We are currently an inactive corporation with a class of securities registered under the Securities Exchange Act of 1934. We have not had, since our inception, any significant assets and we have not engaged in any operations other than organizational matters. We were specifically formed to be a "blank check" corporation, for the purpose of either merging with or acquiring an operating company. Our principal executive offices are located at 11601 East Lusitano Place, Tucson, AZ 85748, and our phone number is (520) 731-9890.

Rochester Portable Specialists, Inc., is a privately held corporation organized under the laws of the State of New York. Rochester Portable Specialists is in the business of providing temporary restroom rentals and service, and event management for outdoor events in the Rochester/Western New York area.

Rochester Portable Specialists' principal executive offices are located at 2557 Cannan Road, Bloomfield, New York, 14469, and its phone number is (716) 657-1010.

The Combination

On the Effective Date, which is expected to be May 30, 2002, we will acquire and merger with Rochester Portable Specialists pursuant to the terms and subject to the conditions of the merger agreement and we will change our name to Crescent Moon, Inc. In connection with the merger, on the effective date, we will issue 1,200,000 shares of our common stock to the shareholders of Rochester Portable Specialists in payment for the acquisition.

Selected Financial Data

The following selected consolidated financial data should be read in conjunction with "Management's discussion and analysis of financial condition and plan of operations" and the consolidated financial statements, including the accompanying notes, included elsewhere in this Information Statement. The statement of operations data for the years ended 2001 and 2000 and the balance sheet data at 2001 and 2000 are derived from Cherokee Investments' and Rochester Portable Specialists' combined consolidated financial statements, included elsewhere in this prospectus, and include all adjustments that we considers necessary for a fair presentation of the financial position and results of operations at that date and for such periods.

BALANCE SHEET DATA:

                                                                    November 30,
                                                                     ----------
                                                                        2001
                                                                     ----------

Assets ...........................................................      116,020
                                                                     ==========

Liabilities - Total Payables .....................................       94,429
                                                                     ----------
Stockholders' Equity:
   Common Stock, Par value $.001, Authorized 100,000,000 shares,
      Issued 1,000,000 shares at December 31, 2001 and 2000 ......        1,450
   Paid-In Capital ...............................................        6,834
   Retained Deficit ..............................................       13,307
                                                                     ----------
      Total Stockholders' Equity .................................       21,591
                                                                     ----------
      Total Liabilities and Stockholders' Equity .................      116,020
                                                                     ==========

STATEMENT OF OPERATIONS DATA:

                                                            Nine Months Ended
                                                               November 30,
                                                        ------------------------
                                                            2001         2000
                                                        -----------   ----------
Revenues:
  Net Sales .........................................   $  255,717    $ 214,922
                                                        -----------   ----------
Expenses:
  Selling & Marketing ...............................        6,487        2,964
  General and Administrative ........................      284,729      171,655
                                                        -----------   ----------
Net Operating Income (Loss) .........................      (35,499)      40,303

Other Income (Expense) ..............................       72,203         --
Income Taxes ........................................         (100)        (164)
                                                        -----------   ----------
     Net Income (Loss)                                      36,604       41,933
                                                        ===========   ==========

Basic & Diluted loss per share ......................   $     0.03    $    0.03
                                                        ===========   ==========

Market Price

There are no public markets for either our common stock or for the stock of Rochester Portable Specialists. There have been no recent sales of either our common stock or the stock of Rochester Portable Specialists prior to the combination.

Reasons for the Combination

In evaluating the proposed combination, our management considered criteria such as the value of the assets of Rochester Portable Specialists, its ability to compete in its market and the present and its anticipated business operations. Based on these criteria, our management determined that the combination was in the best interest of our shareholders.

Management of Rochester Portable Specialists believes that being a public company will allow it greater flexibility in the raising of additional capital when required for the execution of its business strategy. In addition, Rochester Portable Specialists believes that if an application to be listed on the OTC Bulletin Board is approved by the NASD, it will provide access to added liquidity for its current shareholder.

Votes Required

Wyoming law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Wyoming further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the acquisition agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Combination
Neither our shareholders nor the shareholders of Rochester Portable Specialists will recognize gain or loss as a result of the combination.

Dissenter's Rights
Any shareholder who dissents from the combination is entitled to the rights and remedies of dissenting shareholders as provided in Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes, subject to compliance with the procedures set forth in the chapter. A copy of Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes is attached as Appendix B to this proxy statement/prospectus. See also the section entitled "Dissenter's Rights of Appraisal" contained herein.

Government Regulation
Our combination with Rochester Portable Specialists is not subject to federal or state regulatory review.

INFORMATION STATEMENT

This Information Statement has been prepared for the Board by our management. "We," "our," "Cherokee Investments" and the "Company" refer to Cherokee
Investments, Inc. This Information Statement is first being sent to our stockholders on or about May 10, 2002.

Risks Relating To Rochester Portable Specialists's Business.

You should consider the following risk factors for Rochester Portable Specialists and our business once the combination is consummated, which are important for you to consider, as well as any other information in this information statement, in evaluating Rochester Portable Specialists. Any investment in Rochester Portable Specialists common stock involves a high degree of risk.

Rochester Portable Specialists will need additional funds that, if available, could result in dilution of your shareholdings or an increase in its interest expense. If these funds are not available, its business could be hurt.

Rochester Portable Specialists' business plan projects expansion through acquisitions funded mostly with stock but requiring some cash expenses and consideration. Rochester Portable Specialists will need to raise additional funds through public or private debt or equity financing in order to:

-    take   advantage  of   anticipated   opportunities   or   acquisitions   of
     complementary assets, technologies or businesses;

-    develop new products; or

-    respond to unanticipated competitive pressures.

When additional funds become necessary, additional financing may not be available on terms favorable to Rochester Portable Specialists or available at all. If adequate funds are not available or are not available on acceptable terms when needed, Rochester Portable Specialists' business could be hurt. If additional funds are raised through the issuance of equity securities, the percentage ownership of Rochester Portable Specialists' then current stockholders may be reduced, and the new equity securities may have rights, preferences or privileges senior to those of the holders of our common stock. If additional funds are raised through the issuance of debt securities, these securities could have some rights, preferences and privileges senior to those of the holders of Rochester Portable Specialists common stock, and the terms of this debt could impose restrictions on its operations and result in significant interest expense to Rochester Portable Specialists.

Rapid growth strategy is likely to place a significant strain on our resources.

The future success of Rochester Portable Specialists depends in large part on its ability to manage any achieved growth in its business. For its business plan to succeed, Rochester Portable Specialists will need:

-    to expand its business with new and current customers;

-    to develop and offer successful new products and services;

-    to retain key employees and hire new employees; and

- to ensure that any future business that may be developed or acquired will perform in a satisfactory manner.

These activities are expected to place a significant strain on its resources. Also, Rochester Portable Specialists cannot guarantee that any of these will occur or that Rochester Portable Specialists will succeed in managing the results of any success in its business plan.

Management will control 80% of our common stock, and this person may have conflicts of interest.

Robert Denome will own 80% of the outstanding common stock following the combination with Cherokee Investments, Inc. Accordingly, Mr. Denome is able to exert considerable influence over any stockholder vote, including any vote on the election or removal of directors and any merger, consolidation or sale of all or substantially all of our assets, and control our management and affairs. Such control could discourage others from initiating potential merger, takeover or other change in control transactions.

The  amount  of  stock  to be  paid to the  shareholder  of  Rochester  Portable
Specialists was determined by Cherokee Investments and Rochester Portable Specialists after negotiations and may not reflect any recognized criteria of value.

The consideration offered to Rochester Portable Specialists in the combination may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to Rochester Portable
Specialists, which can be deemed an offering price for Rochester Portable Specialists' assets, was determined arbitrarily and solely by us and Rochester Portable Specialists. In establishing the offering price, our management considered such matters as Rochester Portable Specialists' financial resources, the general condition of the securities markets and the percentage of ownership of minority shareholders. The exchange ratio of the merger should not, however, be considered an indication of our or Rochester Portable Specialists' actual value. Neither we nor Rochester Portable Specialists obtained a fairness opinion in connection with the combination.

There is no market for the shares and you may no be able to sell them.

There has been no trading market for our common stock. Although we will apply to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell.

In the event that the shares of Rochester Portable Specialists common stock are listed on a market, we do not know how that common stock will trade. The market price of that common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

* the potential absence of securities analysts covering us and distributing research and recommendations about us;

* the liquidity of our common stock will be low because only 250,000 shares will be in the hands of non-affiliates of the company;

* changes in earnings estimates by securities analysts or our ability to meet those estimates;

* the operating results and stock price performance of other comparable companies;

*    overall stock market fluctuations; and

*    economic conditions generally and in the leasing industry in particular.

Any of these factors could have a significant and adverse impact on the market price of the common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.


Forward Looking Statements

This information statement contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the combination, the proposed combination with Rochester Portable Specialists. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, general economic conditions and perception of the United States economy.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On May 6, 20002, Cherokee Investments, Inc. ("Cherokee") and Rochester Portable Specialties, Inc. (DBA Crescent Moon) ("Rochester") executed an Acquisition Agreement that provides for the Merger of Rochester with and into Cherokee in a reverse merger. See "The Merger". The following unaudited pro forma condensed combined financial statements are based on the February 28, 2001 historical financial statements of Rochester and the September 30, 2001 historical financial statements of Cherokee contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Rochester treated as the acquiring entity for financial reporting purposes.

        The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of November 30, 2001. The unaudited pro forma condensed combined statement of operations for the year ended February 28, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on March 1, 2000. The unaudited pro forma condensed combined statement of operations for the nine months ended November 30, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on March 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of Cherokee and Rochester based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of Cherokee and Rochester (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                       NOVEMBER 30, 2001

                                                                                   Rochester
                                                                   Cherokee         Portable                          Pro Forma
                                                                 Investments,     Specialties,     Pro Forma           Combined
                                                                     Inc.             Inc.        Adjustments          Balance
                                                                ---------------  --------------  --------------     --------------
ASSETS
Current Assets                                                  $             -  $       12,697               -     $       12,697
Fixed Assets (net)                                                            -         103,323               -            103,323
                                                                ---------------  --------------  --------------     --------------

     Total Assets                                               $             -  $      116,020  $            -     $      116,020
                                                                ===============  ==============  ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable & Accrued Expenses                             $         1,816  $        4,046  $            -     $        5,862
Liabilities                                                                   -          88,567               -             88,567
                                                                ---------------  --------------  --------------     --------------

     Total Liabilities                                                    1,816          92,613               -             94,429
                                                                ---------------  --------------  --------------     --------------

Stockholders' Equity:
  Preferred Stock                                                             -               -               -                  -
  Common Stock                                                            1,000          10,100          (9,650)   A         1,450
  Additional Paid in Capital                                              3,435               -           3,399    A         6,834
  Retained Earnings (Deficit)                                            (1,075)         13,307           1,075    A        13,307
  Deficit Accumulated During the
     Development Stage                                                   (5,176)              -           5,176    A             -
                                                                ---------------  --------------  --------------     --------------
     Total Stockholders' Equity (Deficit)                                (1,816)         23,407               -             21,591
                                                                ---------------  --------------  --------------     --------------

     Total Liabilities and Stockholders' Equity                 $             -  $      116,020  $            -     $      116,020
                                                                ===============  ==============  ==============     ==============


    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED FEBRUARY 28, 2001


                                                                                   Rochester
                                                                   Cherokee         Portable                          Pro Forma
                                                                 Investments,     Specialties,     Pro Forma           Combined
                                                                     Inc.             Inc.        Adjustments          Balance
                                                                ---------------  --------------  --------------     --------------

Revenues                                                        $             -  $      216,250  $            -     $      216,250

Expenses:
   Sales & Marketing                                                          -           3,360               -              3,360
   General & Administrative                                               3,980         229,773               -            233,753
                                                                ---------------  --------------  --------------     --------------
          Total Operating Expenses                                        3,980         233,133               -            237,113
                                                                ---------------  --------------  --------------     --------------

Net Operating Income (Loss)                                              (3,980)        (16,883)              -            (20,863)

Other Income (Expense)                                                        -          16,737               -             16,737
Taxes                                                                         -            (164)              -               (164)
                                                                ---------------  --------------  --------------     --------------

Net Income (Loss)                                               $        (3,980) $         (310) $            -             (4,290)
                                                                ===============  ==============  ==============     ==============

Loss per share                                                  $             -  $       (12.40) $            -     $            -
                                                                ===============  ==============  ==============     ==============

Weighted average shares outstanding                                   1,000,000              25                          1,450,000



    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                          FOR THE NINE MONTHS ENDED NOVEMBER 30, 2001

                                                                                   Rochester
                                                                   Cherokee         Portable                          Pro Forma
                                                                 Investments,     Specialties,     Pro Forma           Combined
                                                                     Inc.             Inc.        Adjustments          Balance
                                                                ---------------  --------------  --------------     --------------

Revenues                                                        $             -  $      255,717  $            -     $      255,717

Expenses:
   Sales & Marketing                                                          -           6,487               -              6,487
   General & Administrative                                                 266         284,463               -            284,729
                                                                ---------------  --------------  --------------     --------------
          Total Operating Expenses                                          266         290,950               -            291,216
                                                                ---------------  --------------  --------------     --------------

Net Operating Income (Loss)                                                (266)        (35,233)              -            (35,499)

Other Income (Expense)                                                        -          72,203               -             72,203
Franchise Taxes                                                               -            (100)              -               (100)
                                                                ---------------  --------------  --------------     --------------

Net Income (Loss)                                               $          (266) $       36,870  $            -     $       36,604
                                                                ===============  ==============  ==============     ==============

Income per share                                                $             -  $     1,474.80  $            -     $         0.03
                                                                ===============  ==============  ==============     ==============

Weighted average shares outstanding                                   1,000,000              25                          1,450,000



    See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

In the merger involving Cherokee and Rochester, Rochester will be merged with and into Cherokee and become a wholly owned subsidiary of Cherokee, with the shareholder of Rochester receiving 1,200,000 shares of Cherokee in exchange for 100% of the issued and outstanding shares of Rochester. Simultaneously with the merger 750,000 shares of Cherokee owned by Dan Hodges will be cancelled. The net effect will be that the shareholder of Rochester will own approximately 80% of Cherokee upon completion of the merger. Cherokee has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Rochester.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended February 28, 2001 and the nine months ended November 30, 2001, include Cherokee's, and Rochester's operations on a common fiscal year. The financial statements of Cherokee have been conformed to the fiscal year ended February 28, 2001 by including the operating results of Cherokee for the period March 1,2000 to September 30, 2000 and including such results for the five months ended February 28, 2001. The financial statements of Cherokee have been conformed to the nine months ended November 30, 2001 by including the operating results of Cherokee for the period March 1, 2001 to September 30, 2001 and including such results for the two month ended November 30, 2001.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of November 30, 2001, are described below:

        (A) Record merger with Rochester by issuing 1,200,000 shares of Common Stock, par value $.001, in exchange for 100% of the issued and outstanding shares of Rochester. To reflect the cancellation of 750,000 shares of Common Stock, par value $.001 to existing shareholders of Cherokee.

        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        There are no anticipated adjustments to the statements of operations as a result of the merger.

                  Terms of the Combination

  Conditions to the Combination

    Our obligations and those of Rochester Portable Specialists to consummate the merger are subject to the satisfaction or written waiver of the following conditions:

     * The absence of actual or threatened proceedings before a court or other governmental body relating to the merger;

     * Performance by us and Rochester Portable Specialists of each party's obligations under the acquisition agreement;

     * The accuracy, in all material respects, of the representations and warranties given by us and Rochester Portable Specialists in the acquisition agreement; and

         The merger agreement is attached as Appendix A to this information statement.

              DISSENTER'S RIGHTS OF APPRAISAL

Any shareholder who dissents from the combination with Rochester Portable Specialists is entitled to the rights and remedies of dissenting shareholders as provided in Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes, subject to compliance with the procedures set forth in such chapter. A copy of Sections 17-16-1301 through 17-16-1331 of the Wyoming Statutes is attached as Appendix B to this Information Statement.

A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the action is unlawful or fraudulent.

A notice of dissenter's rights must be sent no later than ten days after the effectuation of the corporate action creating the dissenter's rights, this Information Statement constitutes such notice. A dissenting shareholder must demand payment by completing and executing a "Demand for Payment," and returning all share certificates to the Company at the following address:

                Cherokee Investments, Inc.
                Attn: Daniel L. Hodges, President
                11601 East Lusitano Place
                Tucson, Arizona 85748

All demands for payment must be received by 30 days from date of notice. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

We must pay the dissenter within 60 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest.

We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Wyoming Statute Sections 17-16-1301 through 17-16-1331, inclusive.

The Companies

Cherokee Investments

Since its inception on May 28, 1996, Cherokee Investments, Inc., a Wyoming corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of May 1, 2002 we have 26 shareholders.

Our executive offices are located at 11601 East Lusitano Place, Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the combination is not consummated, limit our search to any particular field or industry.

Mr. Hodges has a controlling interest in numerous shell companies that seek or have effected mergers or acquisitions similar to that which we seek. In the past, Mr. Hodges has typically sold his controlling interests in the shell companies for cash. The other shareholders of the shell companies received interests in the applicable new company as a result of the merger or acquisition.

Competition. We are not a significant participant in the market for business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

Regulation and Taxation. We believe that we have structured the combination in such a manner as to minimize federal and state tax consequences to us and to

Rochester Portable Specialists and its shareholders.

Intellectual Property.  We own no intellectual property of any kind.

Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

Our Management's Discussion and Analysis of Financial Condition and Results of Operation

We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation that seeks perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

Rochester Portable Specialists
General

 Rochester Portable Specialists was incorporated in the State of New York in 1996. The company is in the business of providing temporary restroom rentals and service, and event management for outdoor events in Rochester/Western New York area.

Rochester Portable Specialists' executive offices are located at 2557 Cannan Road, Bloomfield, New York, 14469. Our telephone number is (716) 657-1010. Rochester Portable Specialists' sole officer and director is Robert Denome.

Competition. Rochester Portable Specialists is not a significant participant in the national market for temporary restroom rentals and service. There are established national companies that have significantly greater financial and personnel resources than we have in this field. In the Rochester/Western New York area market that Rochester Portable serves, Rochester Portable is a significant participant in that they supply over 80% of the restroom rentals in that local special event marketplace.

Trademarks and Intellectual Property. Rochester Portable holds a federal trademark for "Crescent Moon." Rochester Portable's does not own any other intellectual property.

Employees. Rochester Portable has 4 employees. Rochester Portable's employees are not represented by a union. Rochester Portable considers its relations with its employees to be satisfactory.

Legal Proceedings. Rochester Portable Specialists is not currently involved in any actual or threatened legal actions.

Rochester Portable Specialists' Management Discussion and Plan of Operation

Rochester Portable provides temporary restroom units including single units, disability accesses units, chemical toilets, and portable trailer with flush toilets, running water, air conditioning, and stereo sound.

Services

Rochester Portable provides a variety of services including:
o    delivering and picking up temporary restroom units
o    cleaning and stocking temporary restrooms monthly, weekly, daily, or hourly
o event planning in the early stages to determine: utility/power requirements; total restroom capacity needed based on attendance estimates and event duration; restroom location to facilitate traffic flow in relation to other vendors (food, drink, etc.); and timing and frequency of cleanings and re-stockings, etc.
o on-site coordination during events to monitor restroom usage and recommend changes, if needed.

Product Design and Construction

All single unit temporary restrooms, constructed of plastic, are purchased from the same manufacturer, Poly Portables, to ensure compatibility and interchangeability of replacement parts and to reduce inventory requirements for these parts.

Restroom trailers are custom built to meet local market demands. Four trailers have been built by Crescent Moon to service larger events. These chemical restroom trailers are durably built with marine plywood interiors to facilitate ease of cleaning and repairs of any vandalism or other damage. Top of the line flush restroom trailers are watertight for ease of cleaning with a more attractive white composite interior and porcelain and stainless steel fixtures. These trailers were custom built to Rochester Portable's specifications by Advanced Containment Systems, Inc., and Ameri-Can Engineering. All units are designed to withstand the vibration and torque associated with transportation.

We have designed an innovative pumper truck that utilizes a flat tank instead of a round tank. This enables drivers to haul more equipment at one time, saving significant time and costs in multiple trips to event sites. So far, four of these trucks have been built for us with another two in process.

Market

RP's market is the temporary restroom rentals and service, and event management for outdoor events in Rochester/Western New York area.

RP serves over 200 individual events in many market segments including: o Sporting events such as regattas, golf tournaments, and town soccer leagues. o Annual neighborhood arts festivals such as The Corn Hill Festival and the Park Avenue Festival o Carnivals and other fund-raisers o Annual city festivals such as the Lilac Festival o Outdoor concerts and music festivals for the Finger Lakes Performing Arts Center and others, and o Individual events such as weddings, graduations, and private parties.

Customers

RP's main customers are the event planners themselves. Large event management organizations -- Beau Productions and The Rochester Broadway Theatre League comprise 22% of our business. Smaller event planners such as wedding consultants and catering companies coordinate multiple events with RP during each season. Additional customers are those in charge of planning only one event such as a not-for-profit fund-raiser or a corporate picnic.

Results of Operations

  Revenues

Rochester Portable Specialists had net revenues for year ended February 28, 2001 in the amount of $216,250 compared to $195,734 for the same period ended February 29, 2000. Revenues consisted primarily of fees collected for the rental and management of portable restrooms.

  Costs and Expenses

Rochester Portable Specialists had costs and expenses for year ended February 28, 2001 in the amount of $233,133 compared to $190,592 for the same period ended February 29, 2000. Costs and expenses consist of primarily of selling and marketing expenses and general and administrative expenses.

  Liquidity and Capital Resources

At February 28, 2001, Rochester Portable Specialists had total current assets of $27,638. Stockholders equity in Rochester Portable Specialists was $(13,194) as of February 28, 2001.

The Company will not have sufficient funds (unless it is able to raise funds in a private placement) to undertake any significant acquisitions or developments. There are no known material trends, events or uncertainties that have or are reasonably likely to have a material impact on our short-term or long-term liquidity

  Description of Capital Stock of Cherokee Investments

We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share. As of May 1, 2002, there were 1,000,000 common shares issued and outstanding held by 26 shareholders. There is no public market for our common stock.

The rights of holders of common stock are subject to the rights of holders of any preferred stock that may be issued in the future. Upon liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all net assets available for distribution to shareholders after payment to creditors. The common stock is not redeemable and has no preemptive or conversion rights.

  Voting Rights

Holders of our common shares are entitled to one vote per share on all matters submitted for shareholders vote. A majority of the outstanding shares entitled to vote constitute a quorum and action generally is taken by a majority of the votes cast.

  Dividends

Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

  Merger or Consolidation

In the event of a merger or consolidation, holders of our common stock will vote as a class and such action shall be approved by a vote of a majority of the shares entitled to vote being necessary for approval. In any merger or consolidation, holders of common stock must be treated equally per share.

  Security Ownership of Cherokee Investments Shares By Certain Beneficial Shareholders.

The following table presents certain information regarding beneficial ownership of our common stock as of May 1, 2002, by Mr. Hodges who is: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

                     Name and Address            Ownership            Percentage
Title of Class   of Beneficial Ownership    Amount of Beneficial      Ownership

  Common              Daniel L. Hodges             800,000                 80%
                   President and Director
                     11601 E. Lusitano Pl.
                       Tucson, AZ  85748

After the merger our shareholders will own 250,000 shares or 20% of the combined company.

The following table presents certain information regarding beneficial ownership of common stock of the combined company after the acquisition. Mr. denome would be: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is the chief executive officer and a director of the combined company. Mr. Denome would have sole voting and investment power as to the shares shown.

                  Name and Address           Ownership                Percentage
Title of Class    of Beneficial Ownership    Amount of Beneficial     Ownership

 Common           Robert Denome                  1,200,000                 80%
                  President and Director
                  2557 Cannan Rd.
                  Bloomfield, NY 14469

 Common           Daniel L. Hodges                  50,000                3.4%
                  11601 E. Lusitano Pl.
                  Tucson, AZ  85748


  Management Following the Combination

The following table sets forth the names, positions and ages of the directors and executive officers of our directors and officers following the merger. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer      Age       Position(s) With Company

Robert Denome                 38        President, CEO, Director

Robert Denome - President
Robert P. Denome has over 20 years of experience in the Waste Management industry. Growing up in the family business, Mendon Disposal, Inc. Mr. Denome he took over management of the business in 1987. In December 1991 the family company was sold to Waste Management, Inc. (WMI). Mr. Denome then went to work for WMI, first supervising residential solid waste routes and then taking over the management of the division known as Port-O-Let/Modulaire -- special event services grossing over $900,000 per year. During the course of the four years that he worked with WMI, through December of 1995, Mr. Denome gained valuable experience in the operations of a larger corporation including marketing new product introductions, route analysis and efficiency improvement, financial justifications for major purchases, profitability studies per product line, and more. Gross profit margins on this division increased from 9% to 30% during Bob's management. Mr. Denome left WMI in December of 1995 and founded Rochester Portable Specialists in January 1996.

  Principal Shareholder of Cherokee Investments

As of May 1, 2002, Daniel Hodges holds 800,000 shares of common stock of Cherokee Investments, which represents 80% of our issued and outstanding capital stock. He is also the sole director and executive officer. The remaining 200,000 shares of our common stock are held by 25 shareholders none of whom own in excess of 5% of our shares.

  Executive Compensation of Directors and Officers

Cherokee Investments has not paid, nor does owe, any compensation to our executive officers for the year ended December 31, 2001 and we have not done so for the 2002.

Rochester Portable Specialists paid its president, Robert Denome $7,800 in 2001, $12,800 in 2000 and $3,400 in 1999. No other executive compensation was paid.

     SUMMARY COMPENSATION TABLE
      ANNUAL COMPENSATION
Name and                     1999 Salary       2000 Salary       2001 Salary
Position                        Paid              Paid               Paid
Robert Denome,
President, CEO
and Director                  $3,400           $12,800              $7,800
--------------------------------------------------------------------------------

Our by-laws authorize the Board of Directors to fix the compensation of directors, to establish a set salary for each director and to reimburse the director's expenses for attending each meeting of the Board of Directors.

                   Available Information

                   ANNUAL REPORT

Our Annual Report on Form 10-KSB with certified financial statements required to be filed for the fiscal year ended September 30, 2001, and our Quarterly Reports on From 10-QSB with reviewed financial statements required to be filed for the period ended December 31, 2001 are incorporated into this Information Statement by this reference and accompanies this Information and Proxy Statement. Any exhibit to the annual report on Form 10-KSB or quarterly reports on Form 10-QSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on May 6, 2002. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

Copies of our reports, proxy statements and other information may be inspected and copied at the public facilities maintained by the SEC:

Judiciary Plaza
Room 1024
450 Fifth Street, N.W.
Washington, D.C.  20549

Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at 1-800-SEC-0330. The SEC maintains a Web site that includes reports, proxy statements and other information. The address of the SEC Web site is http://www.sec.gov.

     WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about this Information Statement or the proposed merger, please call Daniel L. Hodges, our sole officer. Mr. Hodges may be reached at
(520) 731-9890.

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Information Statement to be signed on its behalf by the undersigned; thereunto duly authorized, in Tucson, Arizona, on this 10th day of May, 2002.

                              CHEROKEE INVESTMENTS, INC.

                              By:/s/  Daniel L. Hodges
                              Daniel L. Hodges
                              President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Information Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                   Title                    Date

/s/ Daniel L. Hodges   President and Chief Executive    5/10/02
  Daniel L. Hodges   Officer (Principal Executive Officer) and CFO

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)


                                              -:-

                                 INDEPENDENT AUDITOR'S REPORT

                            FEBRUARY 28, 2001 AND FEBRUARY 29, 2000

                                             AND

                                      NOVEMBER 30, 2001
                                         (UNAUDITED)

                                           CONTENTS

                                                                                       Page

Independent Auditor's Report...........................................................F - 1

Balance Sheets
  February 28, 2001 and February 29, 2000,
  and November 30, 2001 (unaudited)....................................................F - 2

Statements of Operations for the
  Years Ended February 28, 2001 and February 29, 2000,
  and the Nine Months Ended November 30, 2001 and 2000 (unaudited).....................F - 3

Statement of Stockholders' Equity
  Years Ended February 28, 2001 and February 29, 2000,
  and the Nine Months Ended November 30, 2001 and 2000 (unaudited).....................F - 4

Statements of Cash Flows for the
  Years Ended February 28, 2001 and February 29, 2000,
  and the Nine Months Ended November 30, 2001 and 2000 (unaudited).....................F - 5

Notes to Financial Statements..........................................................F - 7

                                 INDEPENDENT AUDITOR'S REPORT


Rochester Portable Specialties, Inc.
(DBA Crescent Moon)


        We have audited the accompanying balance sheets of Rochester Portable Specialties, Inc. (DBA Crescent Moon) as of February 28, 2001 and February 29, 2000, and the related statements of operations, statement of stockholders' equity and cash flows for the years ended February 28, 2001 and February 29, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rochester Portable Specialties, Inc. (DBA Crescent Moon) as of February 28, 2001 and February 29, 2000, and the results of its operations and its cash flows for the years ended February 28, 2001 and February 29, 2000 in conformity with generally accepted accounting principles in the United States of America.


                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
March 17, 2002

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                        BALANCE SHEETS

                                                     (Unaudited)
                                                       November      February      February
                                                         30,            28,           29,
                                                         2001          2001          2000
                                                     ------------  ------------- -------------
ASSETS:
   Current Assets
     Cash                                            $      6,783  $      27,638 $       5,513
     Accounts Receivable                                    5,914              -             -
                                                     ------------  ------------- -------------
        Total Current Assets                               12,697         27,638         5,513
                                                     ------------  ------------- -------------
   Fixed Assets
     Office Equipment                                       2,510          2,510         2,510
     Port-O-Pot and Trailers                              302,132        262,887       251,077
     Polyportable Equipment                                18,116              -             -
     Crescent Moon                                         24,530              -             -
                                                     ------------  ------------- -------------
        Total Fixed Assets                                347,288        265,397       253,587
        Less Accumulated Depreciation                    (243,965)      (197,169)     (159,705)
                                                     ------------  ------------- -------------
            Net Fixed Assets                              103,323         68,228        93,882
                                                     ------------  ------------- -------------
   Total Assets                                      $    116,020  $      95,866 $      99,395
                                                     ============  ============= =============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
   Current Liabilities
     Accounts Payable                                $      4,046  $       3,178 $       2,104
     Customer Deposits                                          -          2,773             -
     Advances from Shareholder                             33,905         26,370        73,102
     Bank Line of Credit                                        -         18,958        15,615
     Current Portion of Long-Term Debt                     16,125         23,784        10,036
                                                     ------------  ------------- -------------
       Total Current Liabilities                           54,076         75,063       100,857
   Notes Payable                                           38,537         34,266        11,691
                                                     ------------  ------------- -------------
     Total Liabilities                                     92,613        109,329       112,548
                                                     ------------  ---------------------------
Stockholders' Equity:
  Common Stock, No Par Value
    Authorized 200 shares, Issued 25 shares
    at November 30, 2001, February 28,
    2001 and February 29, 2000                             10,100         10,100        10,100
  Retained Earnings (Deficit)                              13,307        (23,563)      (23,253)
                                                     ------------  ------------- -------------
     Total Stockholders' Equity                            23,407        (13,463)      (13,153)
                                                     ------------  ------------- -------------
       Total Liabilities and Stockholders' Equity    $    116,020  $      95,866 $      99,395
                                                     ============  ============= =============

          The accompanying notes are an integral part of these financial statements.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                   STATEMENTS OF OPERATIONS


                                        (Unaudited)
                                 For the Nine Months Ended           For the Year Ended
                                                               -------------------------------
                                        November 30,            February 28,     February 29,
                              --------------------------------
                                   2001             2000            2001             2000
                              --------------- ---------------- ---------------  --------------

Revenues:                     $       255,717 $        214,922 $       216,250  $      195,734
                              --------------- ---------------- ---------------  --------------

Expenses:
   Advertising                          6,487            2,964           3,360           1,065
   General and Administrative         284,463          169,861         229,773         189,527
                              --------------- ---------------- ---------------  --------------

      Total Operating Expenses        290,950          172,825         233,133         190,592

Other Income (Expense)
   Gain on Sale of Equipment           72,664                -          19,806           8,375
   Interest Expense                      (461)               -          (3,069)              -
                              --------------- ---------------- ---------------  --------------

   Net Other Income (Expense)          72,203                -          16,737           8,375
                              --------------- ---------------- ---------------  --------------

Net Income (Loss) Before
   Taxes                               36,970           42,097            (146)         13,517

Income and Franchise Taxes                100              164             164           2,390
                              --------------- ---------------- ---------------  --------------

     Net Income (Loss)        $        36,870 $         41,933 $          (310) $       11,127
                              =============== ================ ===============  ==============









          The accompanying notes are an integral part of these financial statements.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                              STATEMENT OF STOCKHOLDERS' EQUITY
                     YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000,
                   AND THE NINE MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
                                         (continued)




                                                                         Retained
                                              Common Stock               Earnings
                                         Shares           Value         (Deficit)
                                     ---------------  --------------  --------------
Balance at March 1, 1999                          25  $       10,100  $      (34,380)

Net Income                                         -               -          11,127
                                     ---------------  --------------  --------------

Balance at February 29, 2000                      25          10,100         (23,253)

Net Loss                                           -               -            (310)
                                     ---------------  --------------  --------------

Balance at February 28, 2001                      25          10,100         (23,563)

Net Income                                         -               -          36,870
                                     ---------------  --------------  --------------

Balance at November 30, 2001
 (unaudited)                                      25  $       10,100  $       13,307
                                     ===============  ==============  ==============














          The accompanying notes are an integral part of these financial statements.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                   STATEMENTS OF CASH FLOWS

                                                     (Unaudited)
                                              For the Nine Months Ended      For the Year Ended
                                                                         ---------------------------
                                                    November 30,          February 28,  February 29,
                                             ---------------------------
                                                  2001          2000          2001          2000
                                             -------------- ------------ -------------- ------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Income (Loss)                            $       36,870 $     41,933 $         (310)$     11,127
Non-Cash Operating Activities:
   Gain on Sale of Equipment                        (72,664)           -        (19,806)      (8,375)
   Depreciation                                      46,796       36,263         62,395       48,351
(Increase) Decrease in Accounts Receivable           (5,914)     (23,772)             -        1,993
Increase (Decrease) Accounts Payable                    868        2,942          1,074        2,104
Increase (Decrease) Customer Deposits                (2,773)      (4,000)         2,773            -
                                             -------------- ------------ -------------- ------------

 Net Cash provided by operating activities            3,183       53,366         46,126       55,200
                                             -------------- ------------ -------------- ------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Purchase of Fixed Assets                           (52,526)      (64,702)       (56,332)    (222,692)
Proceeds from Sale of Equipment                      43,298            -         64,397       69,070
                                             -------------- ------------ -------------- ------------

Net cash provided by (used in)
 investing activities                                (9,228)     (64,702)         8,065     (153,622)
                                             -------------- ------------ -------------- ------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Notes Payable                          24,530       25,000         25,000       51,727
Principal payments on Notes Payable                 (27,917)     (10,709)       (13,677)           -
Net Advances from Shareholder                         7,535       13,731        (46,732)      36,236
Net Increase (Decrease) Line of Credit              (18,958)      (9,650)         3,343       15,615
                                             -------------- ------------ -------------- ------------
Net Cash Provided by (used in)
 Financing Activities                               (14,810)      18,372        (32,066)     103,578
                                             -------------- ------------ -------------- ------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                         (20,855)       7,036         22,125        5,156
Cash and Cash Equivalents
  at Beginning of Period                             27,638        5,513          5,513          357
                                             -------------- ------------ -------------- ------------

 Cash and Cash Equivalents at End of Period  $        6,783 $     12,549 $       27,638 $      5,513
                                             ============== ============ ============== ============

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                   STATEMENTS OF CASH FLOWS
                                         (continued)

                                              (Unaudited)
                                       For the Nine Months Ended           For the Year Ended
                                                                     ------------------------------
                                              November 30,            February 28,    February 29,
                                     ------------------------------
                                          2001            2000            2001            2000
                                     --------------- --------------  --------------  --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                           $           461 $            -  $        3,069  $            -
  Franchise and income taxes         $           100 $        2,229  $        2,229  $          325

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
       None


























          The accompanying notes are an integral part of these financial statements.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000
               AND THE NINE MONTHS ENDED NOVEMBER 30, 2001 AND 2000 (UNAUDITED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Rochester Portable Specialties, Inc. (DBA Crescent Moon) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of November 30, 2001 and 2000 and for the Nine month periods then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the Nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of New York on March 2, 1995.

Nature of Business

        The Company is primarily in the business of providing portable restroom services. In addition the Company acts as a warehouser for PolyPortables, Inc. by assembling and storing plastic portable toilets.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000
                 AND FOR THE NINE MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
                                          (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

Revenue Recognition

        Revenue is recognized as services are performed or as products are sold.

Fixed Assets

        Fixed assets are stated at cost. Depreciation and amortization are computed using the straight- line and accelerated methods over the estimated economic useful lives of the related assets as follows:

        Office Equipment                           3-5 years
        Port-O-Pot and Trailers                    5-7 years
        Polyportable Equipment                     5-7 years
        Crescent Moon                              5-7 years

        Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss.

        Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their estimated economic useful lives.

Advertising

        Advertising costs are expensed as incurred.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000
                 AND FOR THE NINE MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
                                          (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Reclassifications

        Certain reclassifications have been made in the February 29, 2000 financial statements to conform with the February 28, 2001 presentation.

NOTE 2 - RENT AND LEASE EXPENSE

        The Company leases facilities and equipment under various capital and operating leases with expiration dates through 2005.

        The Company has entered into a lease agreements for its office and warehouse facilities. The rental charges are approximately $725 per month. The leases expires in June 2002 and July 2003.

        Equipment capitalized under capital leases had fair market value of $20,359 as of June 18, 2001 (date of acquisition of the equipment and assumption of the related leases by the Company). Total rental expense for the Company for the years ended February 28, 2001 and February 29, 2000 was $28,247 and $29,350, respectively, including rent under month-to month leases.

Net minimum rental commitments under all non-cancelable operating leases are as follows:

                                                  Capital         Operating
           Year Ending December 31,               Leases           Leases           Total
                                              ---------------  ---------------  --------------

                     2002                     $         5,810  $        17,864  $       23,674
                     2003                               8,177            4,500          12,677
                     2004                               8,177                -           8,177
                     2005                               2,725                -           2,725
                     2006                                   -                -               -
                                              ---------------  ---------------  --------------

       Total minimum lease payments due                24,889           22,364          47,253

      Less amounts representing interest              (4,530)                -         (4,530)
                                              ---------------  ---------------  --------------

                                              $        20,359  $        22,364  $       42,723
                                              ===============  ===============  ==============

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000
                 AND FOR THE NINE MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
                                          (Continued)

NOTE 2 - RENT AND LEASE EXPENSE (continued)

        The leases generally provides that insurance, maintenance and tax expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other properties.

NOTE 3 -  RELATED PARTY TRANSACTIONS

        Due to related party at November 30, 2001 and February 28, 2001 and February 29, 2000 consists of the following:

                                                        (Unaudited)
                                                          November      February    February
                                                            30,           28,         29,
                                                            2001          2001        2000
                                                       --------------  ---------- ------------

Advances, unsecured, non-interest bearing,
due on demand                                          $       33,905  $   26,370 $     73,102
                                                       ==============  ==========-============

        The Company leases a four acre parcel from the Company's Stockholder for approximately $350 per month under an operating lease. The lease began August 1, 1997 and expires on July 31, 2002.

        The Company leases warehouse space from the Company's Stockholder for approximately $375 per month under an operating lease. The warehouse lease began July 1, 1998 and expires on June 30, 2003.

        The Company leases a ten-unit trailer from the Company's Stockholder for $200 per year under an operating lease. The lease began March 1, 1998 and expired on January 31, 2001. The lease has remained in effect on a month to month basis.

        The Company leases a pick-up truck from the Company's Stockholder for $684 per month under an operating lease. The lease began July 1, 1998 and expired March 31, 2001. The lease has remained in effect on a month to month basis.

        The Company leases a twenty-unit trailer from the Company's Stockholder for $756 per year under an operating lease. The lease began June 1, 1998 and expired January 31, 2001. The lease has remained in effect on a month to month basis.

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000
                 AND FOR THE NINE MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
                                          (Continued)

NOTE 4 - LONG TERM DEBT

        Long-term liabilities of the Company at November 30, 2001 and February 28, 2001 and February 29, 2000 consists of the following:

                                                        (Unaudited)
                                                          November      February    February
                                                            30,           28,         29,
                                                            2001          2001        2000
                                                       --------------  ---------- ------------
$50,000 revolving line of credit payable to M&T
Bank, due on demand with interest of 1.5% over prime
(6.25% at February 28, 2001), unsecured                $            -  $   18,958 $     15,615

Lease Payable to Liberty Financial Group, due June
18, 2004,  payable$681.40 per month with interest at
13.8%, secured by equipment                                    20,396           -            -

Note  Payable to M&T Bank,  due July 19,  2001,
payable  $502.60 per month with interest at 1% over
prime, secured by personal guarantee by the
Company's Stockholder and UCC                                       -       5,682       10,968

Note  Payable to M&T Bank,  due August 6, 2001,
payable  $416.49 per month with interest at 10.25%,
unsecured                                                           -       6,009       10,759

Note  Payable to M&T Bank,  due August 1, 2003,
payable  $812.36 per month with interest at 7.5%,
secured by automotive equipment                                14,048      21,358            -

Note payable to M&T Bank, due December 24, 2005,
payable $531.31 per month, with interest at 1.5% over
prime (6.25% at February 28, 2001), secured by
personal guarantee by the Company's Stockholder                20,218      25,000            -
                                                       --------------  -----------------------
                                                               54,662      77,007       37,342
Less Current Portion                                           16,125      42,741       25,651
                                                       --------------  -----------------------

          Total Long-Term Liability                    $       38,537  $   34,266 $     11,691
                                                       ==============  =======================

                             ROCHESTER PORTABLE SPECIALTIES, INC.
                                     (DBA Crescent Moon)
                                NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED FEBRUARY 28, 2001 AND FEBRUARY 29, 2000
                 AND FOR THE NINE MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
                                         (Continued)

NOTE 4 - LONG TERM DEBT (continued)

        Principal payments due on long-term debt for each of the five years subsequent to February 28, 2001 and thereafter are as follows:

     Year ending:           Amount
----------------------  --------------
         2002           $       23,784
         2003                   16,125
         2004                   14,753
         2005                        -
         2006                        -
      Thereafter                     -
                        --------------
        Total           $       54,662
                        ==============

NOTE 5 - INCOME TAXES

        As of February 28, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $5,800 that may be offset against future taxable income through 2018.

                           CHEROKEE INVESTMENTS, INC.

                          (A Development Stage Company)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                           SEPTEMBER 30, 2001 AND 2000

                                           CONTENTS

                                                                                       Page

Independent Auditor's Report...........................................................F - 1

Balance Sheets
  September 30, 2001 and 2000..........................................................F - 2

Statements of Operations
  For the Years Ended September 30, 2001 and 2000......................................F - 3

Statement of Stockholders' Equity
 Since May 28, 1996 (inception) to September 30, 2001..................................F - 4

Statements of Cash Flows
  For the Years Ended September 30, 2001 and 2000......................................F - 5

Notes to Financial Statements..........................................................F - 6

                                 INDEPENDENT AUDITOR'S REPORT


Cherokee Investments, Inc.
(A Development Stage Company)


        We have audited the accompanying balance sheets of Cherokee Investments, Inc. (a development stage company) as of September 30, 2001 and 2000, and the related statements of operations and cash flows for the two years ended September 30, 2001 and the statement of stockholders' equity from May 28, 1996 (inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cherokee Investments, Inc. (a development stage company) as of September 30, 2001 and 2000, and the results of its operations and its cash flows for the two years ended September 30, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
January 10, 2002

                                  CHEROKEE INVESTMENTS, INC.
                                (A Development Stage Company)
                                        BALANCE SHEETS

                                                          September 30,
                                                 -------------------------------
                                                      2001            2000
                                                 --------------  ---------------

Assets:                                          $            -  $             -
                                                 ==============  ===============

Liabilities - Accounts Payable                   $        1,744  $           511
                                                 --------------  ---------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 shares at September 30,
    2001 and 2000                                         1,000            1,000
  Paid-In Capital                                         3,435            2,874
  Retained Deficit                                       (1,075)          (1,075)
  Deficit Accumulated During the
    Development Stage                                    (5,104)          (3,310)
                                                 --------------  ---------------

     Total Stockholders' Equity                          (1,744)            (511)
                                                 --------------  ---------------

     Total Liabilities and
       Stockholders' Equity                      $            -  $             -
                                                 ==============  ===============













          The accompanying notes are an integral part of these financial statements.

                                  CHEROKEE INVESTMENTS, INC.
                                (A Development Stage Company)
                                   STATEMENTS OF OPERATIONS

                                                                   Cumulative
                                                                      since
                                                                   October 20,
                                                                      1999
                                       For the year ended         inception of
                                         September 30,             development
                                 ------------------------------
                                      2001            2000            stage
                                 --------------  --------------  ---------------
Revenues:                        $            -  $            -  $             -

Expenses:                                 1,794           3,310            5,104
                                 --------------  --------------  ---------------

     Net Loss                    $       (1,794) $       (3,310) $        (5,104)
                                 --------------  --------------  ---------------

Basic & Diluted loss per share   $            -  $            -
                                 ==============  ==============






















          The accompanying notes are an integral part of these financial statements.

                           CHEROKEE INVESTMENTS, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
              SINCE MAY 28, 1996 (INCEPTION) TO SEPTEMBER 30, 2001

                                                                                          Deficit
                                                                                        Accumulated
                                                                                          During
                                          Common Stock          Paid-In    Retained     Development
                                       Shares      Par Value    Capital     Deficit        Stage
                                    ------------  -----------  ---------  -----------  -------------
Balance at May 28, 1996
(inception)                                    -  $         -  $       -  $         -  $           -

Net Loss                                       -            -          -       (1,000)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1996                  -            -          -       (1,000)

Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1997                  -            -          -       (1,025)             -

November 4, 1997 Issuance of
Stock for Services and payment
 of Accounts Payable                   1,000,000        1,000          -            -              -

Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1998          1,000,000        1,000          -       (1,050)             -

Capital contributed by shareholder             -            -         75            -              -
Net Loss                                       -            -          -          (25)             -
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 1999          1,000,000        1,000         75       (1,075)                  -

Capital contributed by shareholder             -            -      2,799            -              -
Net Loss                                       -            -          -            -         (3,310)
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 2000          1,000,000        1,000      2,874       (1,075)        (3,310)

Capital Contributed by shareholder             -            -        561            -              -
Net Loss                                       -            -          -            -         (1,794)
                                    ------------  -----------  ---------  -----------  -------------

Balance at September 30, 2001          1,000,000  $     1,000  $   3,435  $    (1,075) $      (5,104)
                                    ============  ===========  =========  ===========  =============

             The accompanying notes are an integral part of these financial statements.

                           CHEROKEE INVESTMENTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                             Cumulative
                                                                                since
                                                                             October 20,
                                                                                1999
                                                 For the years ended        inception of
                                                    September 30,            development
                                            ------------------------------
                                                 2001           2000            stage
                                            -------------- --------------- ---------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                    $       (1,794)$        (3,310)$        (5,104)
Increase (Decrease) in Accounts Payable              1,233             511           1,744
                                            -------------- --------------- ---------------
  Net Cash Used in operating activities               (561)         (2,799)         (3,360)
                                            -------------- --------------- ---------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                                   -               -               -
                                            -------------- --------------- ---------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                     561           2,799           3,360
                                            -------------- --------------- ---------------
Net Cash Provided by
  Financing Activities                                 561           2,799           3,360
                                            -------------- --------------- ---------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                              -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                 -               -               -
                                            -------------- --------------- ---------------
Cash and Cash Equivalents
  at End of Period                          $            - $             - $             -
                                            ============== =============== ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                  $            - $            -  $             -
  Franchise and income taxes                $            - $           25  $            25

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None


             The accompanying notes are an integral part of these financial statements.

                                  CHEROKEE INVESTMENTS, INC.
                                (A Development Stage Company)
                                NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEARS ENDED SEPTEMBER 30, 2001 and 2000


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Cherokee Investments, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Wyoming on May 28, 1996. The Company ceased all operating activities during the period from May 28, 1996 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           CHEROKEE INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 and 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                                   For the year ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $        (1,794)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                   For the year ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $        (3,310)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $6,200 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                           CHEROKEE INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 and 2000
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY/GOING CONCERN

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

Appendix A
ACQUISITION AGREEMENT

          Rochester Portable Specialists, Inc., a New York corporation
                                   Acquired by
                Cherokee Investments, Inc., a Wyoming corporation

1. Parties to the Acquisition; Effective Date. Pursuant to the provisions of the Wyoming Statutes, Rochester Portable Specialists, Inc., a New York corporation ("Rochester Portable Specialists", shall be acquired by Cherokee Investments, Inc., a Wyoming corporation ("Cherokee Investments"). The Acquisition ("Acquisition") shall become effective at such time (the "Effective Time") on the date of the closing.

2. Closing. The closing of the Acquisition contemplated by this agreement shall take place on or before May 30, 2002, or at such other date and place as the parties may mutually agree. The actual date of such closing is referred to herein as the "Closing."

2A. Effect of the Acquisition. From and after the Effective Time, (i) Rochester Portable Specialists shall continue its corporate existence as an New York corporation and shall be a wholly owned subsidiary of Cherokee Investments; (ii) the corporate charter/articles of incorporation and bylaws of Cherokee Investments in effect immediately prior the Effective Time shall continue to be its charter/articles of incorporation and bylaws until amended or repealed in a manner provided by law; and (iii) each of the directors and officers of Rochester Portable Specialists in office immediately prior to the Effective Time shall become the directors and officers of Cherokee Investments, if they have not resigned as of the Effective Time, until their respective successor are duly elected or appointed.

2B. Conversion of Outstanding Shares. Each one (1) share of Rochester Portable Specialists Common Stock that is issued and outstanding immediately prior to the Effective Time will, by virtue of the Acquisition of Rochester Portable Specialists and Cherokee Investments, at the Effective Time, and without any further action on the part of either Rochester Portable Specialists and Cherokee Investments or any holder of outstanding Common Stock, be cancelled and extinguished and automatically converted into Forty-Eight Thousand (48,000) shares of validly issued, fully paid and nonassessable Cherokee Investments Common Stock. In addition, Daniel L. Hodges, President and sole Director of Cherokee Investments, hereby agrees that seven hundred fifty thousand (750,000) of his eight hundred thousand (800,000) shares of Cherokee Investments, shall be cancelled and extinguished upon closing of the approval of the acquisition by the Cherokee Investments shareholders, and prior to the Closing, the cancellation of the Cancelled Shares shall be deemed to have occurred and to have been effective prior to the Closing without any further act by Daniel L. Hodges or by Cherokee Investments other than the approval of the acquisition by the Cherokee Investments shareholders. At the close of the conversion, the former shareholders of Rochester Portable Specialists shall hold 80% of the issued and outstanding common stock of Cherokee Investments.

3.  Representations  of  Rochester  Portable  Specialists.   Rochester  Portable

Specialists hereby represents and warrants to Cherokee Investments that: 3.1 Due Incorporation, etc. Rochester Portable Specialists is duly incorporated, validly existing and in good standing under the laws of New York and has all requisite power and authority to execute and deliver this agreement and to perform the obligations to be performed by it hereunder. Neither the execution nor delivery of this agreement nor the performance by Rochester Portable Specialists hereof will constitute a breach of or default under the governing instruments of Rochester Portable Specialists or any agreement, instrument, indenture, judgment or decree to which Rochester Portable Specialists is a party or by which it is bound. Prior to the Closing, all consents and approvals, if any, required to be obtained by Rochester Portable Specialists for its performance hereunder will have been obtained. 3.2 Due Execution, Validity and Effect. This agreement has been duly authorized, executed and delivered by Rochester Portable Specialists and, assuming the due authorization, execution and delivery by Cherokee Investments, this agreement constitutes the valid, legal and binding obligation of Rochester Portable Specialists, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.
3.3 Title to the Shares. At Closing, Rochester Portable Specialists shall deliver the shares of its common stock, with legal and valid title thereto, free and clear of all liens, charges, pledges, claims and encumbrances of any kind or nature whatsoever, other than those created by this agreement.
3.4 Board Approval. The Shareholder and the Board of Directors of Rochester Portable Specialists have duly approved the Acquisition contemplated by this agreement. 3.5 Full Disclosure. No representation or warranty made by Rochester Portable Specialists in this agreement and no certificate or document furnished or to be furnished to Cherokee Investments pursuant to this agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.
3.6 Financial Statements. Rochester Portable Specialists shall have obtained and provided to Cherokee Investments true and accurate financial statements consisting of their most recent year end audited financial statements and reviewed financial statements through the most recently ended quarter.
3.7 Capital Structure. Rochester Portable Specialists shall have 25 issued and outstanding shares at the closing. 3.8 Rochester Portable Specialists shall timely and diligently file all required Securities and Exchange Commission reports, including but not limited to 10Q's and 10K's. Within 30 days of the closing, the company shall prepare and file an SB-2 registration statement, and shall pursue such registration statement until it shall have been declared effective by the Securities and Exchange Commission

4. Representations of Cherokee Investments. Cherokee Investments represents and warrants to Rochester Portable Specialists that: 4.1 Due Incorporation, etc. Cherokee Investments is duly incorporated, validly existing and in good standing under the laws of Wyoming and has all requisite power and authority to execute and deliver this agreement and to perform the obligations to be performed by it hereunder. Neither the execution nor delivery of this agreement nor the performance by Cherokee Investments hereof will constitute a breach of or default under the governing instruments of Cherokee Investments or any agreement, instrument, indenture, judgment or decree to which Cherokee Investments is a party or by which it is bound. Prior to the Closing, all consents and approvals, if any, required to be obtained by Cherokee Investments for its performance hereunder will have been obtained.

4.2 Due Execution, Validity and Effect. This agreement has been duly authorized, executed and delivered by Cherokee Investments and, assuming the due authorization, execution and delivery by Rochester Portable Specialists, this agreement constitutes the valid, legal and binding obligation of Cherokee Investments, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally.
4.3 Full Disclosure. No representation or warranty made by Cherokee Investments in this agreement and no certificate or document furnished or to be furnished to Rochester Portable Specialists pursuant to this agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.
4.4 Board Approval. The Board of Directors of Cherokee Investments has duly approved the Acquisition contemplated by this agreement.
4.5 Capital Structure. Cherokee Investments shall have 1,000,000 issued and outstanding shares, and shall have the authority to issue an aggregate of 100,000,000 shares of capital stock having a par value of $0.001 per share, at the closing.

5. Certain Fees. Neither party has incurred any liability for any brokers' or finders' fees or commissions in connection with the Acquisition contemplated by this Agreement for which the other party is or would be liable. Each of the parties agree to indemnify and hold harmless the other from and against any commission, fee or claim of any person employed or retained by it to bring about the Acquisition contemplated hereby or to represent it in connection therewith.

6. Conditions to Obligations of the Parties. All obligations of the parties under this agreement are subject to the fulfillment or satisfaction, prior to or at Closing, of each of the following conditions precedent (all of which may be waived):

     1. (a) each of the representations and warranties of the parties herein being true and correct in all material respects on the date hereof and as of the Closing, and each of the parties having performed or complied with all agreements and covenants contained in this agreement to be performed or complied with by it or either of them, as the case may be, prior to or at the Closing;

     2. (b) neither Rochester Portable Specialists nor Cherokee Investments issuing any stock, changing its capital structure or incurring any debt in an amount more than $50,000;
          (c) neither Rochester Portable Specialists nor Cherokee Investments's being precluded by an order or preliminary or permanent injunction of a court of competent jurisdiction from consummating the Acquisition pursuant to this agreement (each party agreeing to use its reasonable best efforts to have any such injunction lifted);
          (d) there not having been any statute, rule or regulation enacted or promulgated by any government body or agency after the date hereof which is applicable to the Acquisition pursuant to this agreement which would render the consummation of the Acquisition illegal; and
          (e) The shareholders of Cherokee Investments shall have, by a majority vote, approve the Acquisition.

7. Survival of Representations, etc. All representations, warranties and agreements made herein shall survive any investigation made by Rochester Portable Specialists and Cherokee Investments, and shall survive the Closing.

8.       Termination.  This agreement may be terminated:
     3. (a) on the date specified in a writing executed by Cherokee Investments and Rochester Portable Specialists;
     4. (b) by Cherokee Investments, upon written notice to Rochester Portable Specialists, if any representation or warranty made in this agreement by Rochester Portable Specialists shall have been false or incorrect in any material respect when made or shall have become false or incorrect in any material respect thereafter, of if Rochester Portable Specialists shall fail to perform or observe any material covenant or agreement made by Rochester Portable Specialists in this agreement; or
     5. (c) by Rochester Portable Specialists, upon written notice to Cherokee Investments, if any representation or warranty made in this agreement by Cherokee Investments shall have been false or incorrect in any material respect when made or shall have become false or incorrect in any material respect hereafter, or if Cherokee Investments shall fail to perform or observe any material covenant or agreement made by it in this agreement.

9.       Miscellaneous.
9.1 Binding Effect; Assignment. This agreement shall inure to the benefit of and be binding upon the parties hereto, their respective legal representatives and successors. This agreement may not be assigned. 9.2 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the Acquisition pursuant to and in the manner contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this agreement.
9.3 Entire Agreement; Absence of Representation. This agreement constitutes the entire agreement between the parties hereto and supersedes all prior arrangements, understandings, and agreements, oral or written, between the parties hereto with respect to the subject matter hereof. Cherokee Investments and Daniel Hodges acknowledges that in acquiring the securities in the Acquisition hereunder, it and each of them has relied only upon the representations and warranties expressly made in this agreement and that no other statements, representations or warranties, oral or written, expressed or implied, have been made or relied upon in connection with such acquisitions or as an inducement therefor. 9.4 Execution in Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall be deemed to be one and the same instrument.
9.5 Notices. All notices, requests, permissions, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by telegram, telex, facsimile transmission or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties at the following respective addresses or to such other addresses as any party hereto shall specify in a notice to the other parties hereto in accordance with the terms hereof:

If to Cherokee Investments:
Attention:        Daniel L. Hodges
                                            Cherokee Investments, Inc.
                                            11601 East Lusitano Place
                                            Tucson, Arizona 85748
                  Facsimile Transmission:   (609) 390-3050


If to Rochester Portable Specialists:
                  Attention:                Robert P. Denome
                                            Rochester Portable Specialists, Inc.
                                2557 Cannan Road
Bloomfield, New York 14469
                  Facsimile Transmission:   (716) 657-1010

9.6 Amendments and Waivers. This agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Rochester Portable Specialists may, by an instrument in writing, waive compliance by Cherokee Investments with any term or provision of this agreement on the part of any of them to be performed or complied with. Cherokee Investments may, by an instrument in writing, waive compliance by Rochester Portable Specialists with any term or provision of this agreement on the part of Rochester Portable Specialists to be performed or complied with. Any waiver of a breach of any term or provision of this agreement shall not be construed as a waiver of any subsequent breach.
9.7 Headings; Severability. The headings contained in this agreement are for convenience of reference only and shall not affect the interpretation or construction hereof. Any term or provision of this agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this agreement or affecting the validity or enforceability of any of the terms or provisions of this agreement in any other jurisdiction. If any provision of this agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as in enforceable.
9.8 Governing Law. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of Wyoming applicable to agreements made and to be performed wholly within such jurisdiction and without regard to conflicts of laws.
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 6th day of May, 2002.

CHEROKEE INVESTMENTS, INC.

By:  /s/
     ---
Daniel L. Hodges, President


ROCHESTER PORTABLE SPECIALISTS, INC.

By: /s/
   ----
Robert P. Denome, President

Appendix B

WYOMING DISSENTERS RIGHTS

Section 17-16-1301.  Definitions

(a) As used in this article:

     (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

     (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

     (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

   (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

   (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

   (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

     (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

Section 17-16-1302.  Right to dissent

(a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

     (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

     (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

     (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

   (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

   (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

   (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

      (A) Alters or abolishes a preferential right of the shares;

      (B)  Creates,  alters  or  abolishes  a right in  respect  of  redemption,
including  a  provision   respecting  a  sinking  fund  for  the  redemption  or
repurchase, of the shares;

     (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

      (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

      (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

   (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 17-16-1303.  Dissent by nominees and beneficial owners

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights: and

   (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote

Section 17-16-1320.  Notice of dissenters' rights

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

Section 17-16-1321.  Notice of intent to demand payment

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

Section 17-16-1322.  Dissenters' notice

(a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

(b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

     (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

     (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

   (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

   (v) Be accompanied by a copy of this article.

 Section 17-16-1323.  Duty to demand payment


(a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

Section 17-16-1324.  Share restrictions

(a) The corporation may restrict the transfer of uncertified shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

(b) The person for whom dissenters' rights are asserted as to uncertified shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

Section 17-16-1325.  Payment

(a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(b) The payment shall be accompanied by:

     (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (ii) A statement of the corporation's estimate of the fair value of the shares;

     (iii) An explanation of how the interest was calculated;

     (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

     (v) A copy of this article.

Section 17-16-1326.  Failure to take action

(a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.


Section 17-16-1327.  After-acquired shares

(a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b) To the extent the corporation  elects to withhold  payment under  subsection
(a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

Section 17-16-1328.  Procedure if shareholder dissatisfied with payment or offer

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

     (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

     (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

     (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

Section 17-16-1330.  Court action

(a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each dissenter made a party to the proceeding is entitled to judgment for:

     (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

     (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

Section 17-16-1331.  Court costs and counsel fees

(a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

     (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.